UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2012 (October 31, 2012)

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania		17406
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 31, 2012, Unilife Corporation filed its Appendix 4C (“Quarterly Report”) for the three months ended September 30, 2012 with the Australian Securities Exchange (“ASX”), a copy of which is attached hereto as Exhibit 99.1. The Quarterly Report is prepared in U.S. dollars pursuant to accounting principles generally accepted in the United States of America and otherwise in compliance with the requirements of Australian law and the ASX listing rules.

Item 7.01 Regulation FD Disclosure

See Item 2.02 above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Appendix 4C lodged with the Australian Securities Exchange on October 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: October 31, 2012	By:	/s/ Alan Shortall
Alan Shortall Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Appendix 4C lodged with the Australian Securities Exchange on October 31, 2012.